Exhibit 10.2

EIGHTH AMENDMENT TO THE
FIRST AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP OF
ESSEX PORTFOLIO, L.P.

Dated as of September 23, 2003

This Eighth Amendment to the First Amended and Restated Agreement of Limited Partnership of Essex Portfolio, L.P., as amended (as amended, the "Partnership Agreement"), dated as of the date shown above (the "Amendment"), is executed by Essex Property Trust, Inc. a Maryland Corporation (the "Company"), as the General Partner and on behalf of the existing Limited Partners of Essex Portfolio, L.P. (the "Partnership").

RECITALS

WHEREAS, the Partnership was formed pursuant to the Partnership Agreement, which has been amended as of June 26, 2003;

WHEREAS, on the date hereof, the Company is selling and issuing 1,000,000 shares of 7.8125% Series F Cumulative Redeemable Preferred Stock of the Company (the "Series F Preferred Stock") to certain investors pursuant to the Series F Cumulative Redeemable Preferred Stock Purchase Agreement, dated as of September 18, 2003, between the Company and Lend Lease Rosen Real Estate Securities, LLC, as agent on behalf of its clients; and

WHEREAS, pursuant to the authority granted to the General Partner under the Partnership Agreement, the General Partner desires to amend the Partnership Agreement to reflect (i) the issuance of the Series F Preferred Stock and (ii) certain other matters described herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

    Definitions. Capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as set forth in the Partnership Agreement.

    Percentage Interest. Section 1.1 of the Partnership Agreement is hereby amended to delete the definition of "Percentage Interest" in its entirety and to substitute the following definition of "Percentage Interest," in its place:

    "Percentage Interest" shall mean with respect to any Partner other than holders of Series B Preferred Units, Series C Preferred Units, Series D Preferred Units, Series E Preferred Units, Series Z Incentive Units or Series Z-1 Incentive Units, the undivided percentage ownership interest of such Partner in the Partnership, as determined by dividing (i) the number of Partnership Units owned by such Partner by (ii) the sum of (A) the total number of Partnership Units then outstanding (excluding the Series A Preferred Interest, the Series B Preferred Interest, the Series B Partnership Units, the Series C Preferred Interest, the Series C Preferred Units, the Series D Preferred Interest, the Series D Preferred Units, the Series E Preferred Interest, the Series E Preferred Units, the Series F Preferred Interest, Series Z Incentive Units and the Series Z-1 Incentive Units), (B) the total number of outstanding Series Z Incentive Units multiplied by the Distribution Ratchet Percentage with respect to each such Series Z Incentive Unit, calculated on a unit-by-unit basis, and (C) the total number of outstanding Series Z-1 Incentive Units multiplied by the Series Z-1 Distribution Ratchet Percentage with respect to each such Series Z-1 Incentive Unit, calculated on a unit-by-unit basis. With respect to any holder of Series Z Incentive Units, such Partner's Percentage Interest shall be equal to such Partner's Series Z Percentage Interest. With respect to any holder of Series Z- 1 Incentive Units, such Partner's Percentage Interest shall be equal to such Partner's Series Z-1 Percentage Interest. If any Partner holds a combination of Common Units, Series Z Incentive Units and/or Series Z-1 Incentive Units, then such Partner's Percentage Interest shall be equal to the sum of (A) the Percentage Interest as calculated pursuant to the first sentence of this definition (assuming for purposes of such calculation that such Partner holds only Common Units, if any), (B) the Series Z Percentage Interest (assuming for purposes of such calculation that such Partner holds only Series Z Incentive Units, if any) and (C) the Series Z-1 Percentage Interest (assuming for purposes of such calculation that such Partner holds only Series Z-1 Incentive Units, if any).

    Common Unit. Section 1.1 of the Partnership Agreement is hereby amended to delete the definition of "Common Unit" in its entirety and to substitute the following definition of "Common Unit," in its place:

    "Common Unit" shall mean a Partnership Unit representing an interest in the Partnership, other than a Series A Preferred Interest, Series B Preferred Unit, Series B Preferred Interest, Series C Preferred Unit, Series C Preferred Interest, Series D Preferred Unit, Series D Preferred Interest, Series E Preferred Unit, Series E Preferred Interest, Series F Preferred Interest, Series Z Incentive Unit, Series Z-1 Incentive Unit or any other Preferred Interest or Preferred Partnership Units.

    Series Z Percentage Interest. Section 1.1 of the Partnership Agreement is hereby amended to delete the definition of "Series Z Percentage Interest" in its entirety and to substitute the following definition of "Series Z Percentage Interest," in its place:

    "Series Z Percentage Interest" shall mean, with respect to any holder of Series Z Incentive Units, the undivided percentage ownership interest of such Partner in the Partnership as determined by dividing (A) the product resulting from multiplying the total number of outstanding Series Z Incentive Units owned by such Partner by the Series Z Distribution Ratchet Percentage attributed to such holder's Series Z Incentive Units, by (B) the sum of (x) the total number of Partnership Units then outstanding (excluding the Series A Preferred Interest, the Series B Preferred Interest, the Series B Partnership Units, the Series C Preferred Interest, the Series C Partnership Units, the Series D Preferred Interest, the Series D Preferred Units, the Series E Preferred Interest, the Series E Partnership Units, the Series F Preferred Interest, the Series Z Incentive Units and the Series Z-1 Incentive Units), (y) the total number of outstanding Series Z Incentive Units multiplied by the Distribution Ratchet Percentage with respect to each Series Z Incentive Unit, calculated on a unit-by-unit basis, and (z) the total number of outstanding Series Z-1 Incentive Units multiplied by the Series Z-1 Distribution Ratchet Percentage with respect to each such Series Z-1 Incentive Unit, calculated on a unit-by-unit basis.

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    Series Z-1 Percentage Interest. Section 1.1 of the Partnership Agreement is hereby amended to delete the definition of "Series Z-1 Percentage Interest" in its entirety and to substitute the following definition of "Series Z-1 Percentage Interest," in its place:

    "Series Z-1 Percentage Interest" shall mean, with respect to any holder of Series Z-1 Incentive Units, the undivided percentage ownership interest of such Partner in the Partnership as determined by dividing (A) the product resulting from multiplying the total number of outstanding Series Z- 1 Incentive Units owned by such Partner by the Series Z-1 Distribution Ratchet Percentage attributed to such holder's Series Z-1 Incentive Units, by (B) the sum of (x) the total number of Partnership Units then outstanding (excluding the Series A Preferred Interest, the Series B Preferred Interest, the Series B Partnership Units, the Series C Preferred Interest, the Series C Partnership Units, the Series D Preferred Interest, the Series D Preferred Units, the Series E Preferred Interest, the Series E Partnership Units, the Series F Preferred Interest, the Series Z Incentive Units and the Series Z-1 Incentive Units), (y) the total number of outstanding Series Z Incentive Units multiplied by the Distribution Ratchet Percentage with respect to each Series Z Incentive Unit, calculated on a unit-by-unit basis, and (z) the total number of outstanding Series Z-1 Incentive Units multiplied by the Series Z-1 Distribution Ratchet Percentage with respect to each such Series Z-1 Incentive Unit, calculated on a unit-by-unit basis.

    Series F Preferred Interest. Section 1.1 of the Partnership Agreement is hereby amended to include the following definition, to be inserted in alphabetical order in such Section 1.1:

    "Series F Preferred Interest" shall mean the interest in the Partnership received by the General Partner in connection with the issuance of shares of Series F Preferred Stock, as and when issued, which Series F Preferred Interest includes and shall include the right to receive preferential distributions and certain other rights as set forth in this Agreement.

    Series F Preferred Stock. Section 1.1 of the Partnership Agreement is hereby amended to include the following definition, to be inserted in alphabetical order in such Section 1.1:

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    "Series F Preferred Stock" shall mean the preferred stock of the General Partner described in Article THIRD of the Articles Supplementary, reclassifying 1,000,000 shares of Common Stock as 1,000,000 shares of 7.8125% Series F Cumulative Redeemable Preferred Stock to be filed with the Department on or about September 23, 2003.

    Distributions. Section 6.2(a) of the Partnership Agreement is hereby deleted in its entirety, and the following is hereby substituted in the place thereof:
      Distributions shall be made in accordance with the following order of priority:
        First, on a pro rata basis, (based upon the same ratio that accrued distributions per share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock and per unit of Series B Preferred Units, Series C Preferred Units, Series D Preferred Units and Series E Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such stock or units do not have cumulative distribution rights) bear to each other) (v) to the General Partner, on account of the Series A Preferred Interest, Series B Preferred Interest, Series C Preferred Interest, Series D Preferred Interest, Series E Preferred Interest and Series F Preferred Interest until the total amount of distributions made pursuant to this Section 6.2(a)(i)(v) equals the total amount of accrued but unpaid distributions (if any) payable with respect to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock as of the date of such distribution; (w) to the Limited Partners holding Series B Preferred Units, on account of the Series B Preferred Units until the total amount of distributions made pursuant to this Section 6.2(a)(i)(w) equals the total amount of accrued but unpaid distributions (if any) payable with respect to the Series B Preferred Units, in accordance with Exhibit N of the Partnership Agreement, as of the date of such distribution; (x) to the Limited Partners holding Series C Preferred Units, on account of the Series C Preferred Units until the total amount of distributions made pursuant to this Section 6.2(a)(i)(x) equals the total amount of accrued but unpaid, distributions (if any) payable with respect to the Series C Preferred Units, in accordance with Exhibit O of the Partnership Agreement, as of the date of such distribution; (y) to the Limited Partners holding Series D Preferred Units, on account of the Series D Preferred Units until the distributions made pursuant to this Section 6.2(a)(i)(y) equals the total amount of accrued but unpaid distributions (if any) payable with respect to the Series D Preferred Units, in accordance with Exhibit P of the Partnership Agreement, as of the date of such distribution; and (z) to the Limited Partners holding Series E Preferred Units, on account of the Series E Preferred Units until the distributions made pursuant to this Section 6.2(a)(i)(z) equals the total amount of accrued but unpaid distributions (if any) payable with respect to the Series E Preferred Units, in accordance with Exhibit Q of the Partnership Agreement, as of the date of such distribution.
        Next, to the Partners, pro rata in accordance with the Partners' then Percentage Interests.

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    Neither the Partnership nor the Limited Partners shall have any obligation to see that any funds distributed to the General Partner pursuant to subparagraph (a)(i) of this Section 6.2 are in turn used by the General Partner to pay dividends on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, Series D Preferred Stock, the Series E Preferred Stock or the Series F Preferred Stock (or any other Preferred Stock) or that funds distributed to the General Partner pursuant to subparagraph (a)(ii) of this Section 6.2 are in turn used by the General Partner to pay dividends on the Common Stock or for any other purpose."

    Distributions in Kind. Section 8.5 of the Partnership Agreement is hereby amended by adding the following sentence to the end of such section:

    "Notwithstanding the foregoing, the Liquidating Trustee shall not distribute to the holders of Series B Partnership Units, Series C Partnership Units, Series D Partnership Units, Series E Partnership Units, Series A Preferred Interest, Series B Preferred Interest, Series C Preferred Interest, Series D Preferred Interest, Series E Preferred Interest and Series F Preferred Interest Partnership assets other than cash."

    Redemption Distribution.. Section 6.2(c) of the Partnership Agreement is hereby deleted in its entirety, and the following is hereby substituted in the place thereof:

    (c) Notwithstanding the foregoing, the General Partner may, in its sole discretion, at any time when any Preferred Stock (including any Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or any other Preferred Stock) is outstanding, make a special distribution to itself, alone, on account of the Preferred Interest relating to such Preferred Stock, for the sole purpose of, and in an amount no greater than such amount as will be used by the General Partner for, redemption of all or any part of such outstanding Preferred Stock (any such distribution shall be referred to as a "Redemption Distribution"). There shall be no adjustments of the Percentage Interests of the Partners on account of any Redemption Distribution.

    Exhibit E. Exhibit E to the Partnership Agreement is hereby deleted in its entirety, and the attached Exhibit E is hereby inserted in the place thereof.

    Agreement to Contribute Proceeds from Issuance of Series F Preferred Stock. Immediately upon receipt by the General Partner of the net proceeds from the sale of Series F Preferred Stock, as and when shares of Series F Preferred Stock are sold by the General Partner (after deducting all costs and expenses incurred by the General Partner in connection with the sale of such shares of Series F Preferred Stock including, without limitation, all placement fees, and attorneys' and consultants' fees and costs), the General Partner shall contribute to the Partnership, as an additional Capital Contribution, the entire amount of such net proceeds. In exchange for each such additional Capital Contribution, the General Partner shall receive a Series F Preferred Interest in the Partnership, and the General Partner's Capital Account shall be increased by an amount equal to the number of shares of Series F Preferred Stock sold multiplied by the purchase price per share of the Series F Preferred Stock. Notwithstanding the provisions of Section 4.3(a) of the Partnership Agreement, there shall be no adjustment of the Percentage Interests of the Partners on account of any such additional Capital Contribution.

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    Continuing Effect of Partnership Agreement. Except as modified herein, the Partnership Agreement is hereby ratified and confirmed in its entirety and shall remain and continue in full force and effect, provided, however, that to the extent there shall be a conflict between the provisions of the Partnership Agreement and this Amendment the provisions in this Amendment will prevail. All references in any document to the Partnership Agreement shall mean the Partnership Agreement, as amended hereby.

    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement. Facsimile signatures shall be deemed effective execution of this Agreement and may be relied upon as such by the other party. In the event facsimile signatures are delivered, originals of such signatures shall be delivered to the other party within three (3) business days after execution.

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IN WITNESS WHEREOF, the General Partner has executed this Amendment as of the date indicated above.

GENERAL PARTNER
ESSEX PROPERTY TRUST, INC.,
a Maryland corporation as General Partner of Essex Portfolio, L.P.
and on behalf of the existing Limited Partners
By:______________________
Name: Michael J. Schall
Title: Senior Executive Vice President and
Chief Financial Officer

EXHIBIT E

ALLOCATIONS

1. Allocation of Net Operating Income and Net Operating Loss.

(a) Net Operating Income. Except as otherwise provided herein, Net Operating Income for any fiscal year or other applicable period shall be allocated in the following order and priority:

(1) First, to the Partners, until the cumulative Net Operating Income allocated pursuant to this subparagraph 1(a)(1) for the current and all prior periods equals the cumulative Net Operating Loss allocated pursuant to subparagraph 1(b)(2) hereof for all prior periods, among the Partners in the same ratio and reverse order that such Net Operating Loss was allocated to the Partners pursuant to subparagraph 1(b)(2) hereof (and, in the event of a shift of a Partner's interest in the Partnership, to the Partners in a manner that most equitably reflects the successors in interest to the Partners).

(2) Thereafter, the balance of the Net Operating Income, if any, shall be allocated to the Partners in accordance with their respective Percentage Interests.

(b) Net Operating Loss. Except as otherwise provided herein, Net Operating Loss of the Partnership for each fiscal year or other applicable period shall be allocated as follows:

(1) To the Partners in accordance with their respective Percentage Interests.

(2) Notwithstanding subparagraph 1(b)(1) hereof, to the extent any Net Operating Loss allocated to a Partner under subparagraph 1(b)(1) hereof or this subparagraph 1(b)(2) would cause such Partner (hereinafter, a "Restricted Partner") to have an Adjusted Capital Account Deficit as of the end of the fiscal year to which such Net Operating Loss relates, such Net Operating Loss shall not be allocated to such Restricted Partner and instead shall be allocated to the other Partner(s) (hereinafter, the "Permitted Partners") pro rata in accordance with their relative Percentage Interests.

(c) Notwithstanding Sections 1(a) and (b) above, on any date on which any Series A Preferred Stock, any Series B Preferred Stock, any Series C Preferred Stock, any Series D Preferred Stock, any Series E Preferred Stock, any Series F Preferred Stock, any Series B Preferred Unit, any Series C Preferred Unit, any Series D Preferred Unit or any Series E Preferred Unit (or other Preferred Stock or other Preferred Units) is outstanding, Net Operating Income and Net Operating Loss shall be allocated as follows:

(1) Net Operating Income for any fiscal year or other applicable period shall be allocated in the following order and priority:

(i) First, to the Partners, until the cumulative Net Operating Income allocated pursuant to this subparagraph 1(c)(1)(i) for the current and all prior periods equals the cumulative Net Operating Loss allocated pursuant to subparagraphs 1(c)(2)(iii) and (iv) hereof for all prior periods, among the Partners in the same ratio and reverse order that such Net Operating Loss was allocated (and, in the event of a shift of a Partner's interest in the Partnership, to the Partners in a manner that most equitably reflects the successors-in-interest to such Partners).

(ii) Second, to the General Partner, until the cumulative Net Operating Income allocated pursuant to this subparagraph 1(c)(1)(ii) for the current and all prior periods equals the cumulative Net Operating Loss allocated pursuant to subparagraph 1(c)(2)(ii) hereof for all prior periods;

(iii) Third, on a pari passu basis, to (A) the General Partner until the cumulative amount of Net Operating Income allocated pursuant to this subparagraph 1(c)(1)(iii) equals the total amount of dividends paid on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock (and other Preferred Stock) as of or prior to the date of such allocation plus the total amount of accrued but unpaid dividends on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock (and other Preferred Stock) as of such date; (B) to the holders of Series B Preferred Units until the cumulative amount of Net Operating Income allocated pursuant to this subparagraph 1(c)(1)(iii) equals the total amount of Priority Return paid on the Series B Preferred Units as of or prior to the date of such allocation plus the total amount of accrued but unpaid Priority Return on the Series B Preferred Units; (C) to the holders of Series C Preferred Units until the cumulative amount of Net Operating Income allocated pursuant to this subparagraph 1(c)(1)(iii) equals the total amount of Priority Return paid on the Series C Preferred Units as of or prior to the date of such allocation plus the total amount of accrued but unpaid Priority Return on the Series C Preferred Units; (D) to the holders of Series D Preferred Units until the cumulative amount of Net Operating Income allocated pursuant to this subparagraph 1(c)(1)(iii) equals the total amount of Priority Return paid on the Series D Preferred Units as of or prior to the date of such allocation plus the total amount of accrued but unpaid Priority Return on the Series D Preferred Units; and (E) to the holders of Series E Preferred Units until the cumulative amount of Net Operating Income allocated pursuant to this subparagraph 1(c)(1)(iii) equals the total amount of Priority Return paid on the Series E Preferred Units as of or prior to the date of such allocation plus the total amount of accrued but unpaid Priority Return on the Series E Preferred Units.

(iv) Thereafter, the balance of the Net Operating Income, if any, shall be allocated to the Partners in accordance with their respective Percentage Interests.

(2) Net Operating Loss of the Partnership for each fiscal year or other applicable period shall be allocated as follows:

(i) First, to the Partners in accordance with, their respective Percentage Interests until the Capital Account balances of the Limited Partners (not including the holders of the Series B Preferred Units, the Series C Preferred Units, the Series D Preferred Units and the Series E Preferred Units) are reduced to zero (for purposes of this calculation, each Partner's Capital Account balance shall be credited with the amount such Partner is obligated to restore pursuant to the provisions of Section 1.704-1(b)(2)(ii)(c) of the Regulations, or is deemed to be obligated to restore with respect to any deficit balance pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations);

(ii) Second, on a pari passu basis, to (A) the General Partner until its Capital Account balance has been reduced to zero; (B) to the holders of Series B Preferred Units until their Capital Account balances have been reduced to zero (for purposes of this calculation, such Partners' share of Partnership Minimum Gain shall be added back to their Capital Accounts); (C) to the holders of Series C Preferred Units until their Capital Account balances have been reduced to zero; (D) to the holders of Series D Preferred Units until their Capital Account balances have been reduced to zero; and (E) to the holders of Series E Preferred Units until their Capital Account balances have been reduced to zero (for purposes of each such calculation, each Partner's Capital Account balance shall be credited with the amount such Partner is obligated to restore pursuant to the provisions of Section 1.704-1(b)(2)(ii)(c) of the Regulations, or is deemed to be obligated to restore with respect to any deficit balance pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(1)(5) of the Regulations);

(iii) Thereafter, to the Partners in accordance with their then Percentage Interests;

(iv) Notwithstanding subparagraph 2(c)(2)(iii) hereof, to the extent any Net Operating Loss allocated to a Partner under subparagraph 2(c)(2) would cause such Partner (hereinafter, a "Restricted Partner") to have an Adjusted Capital Account Deficit as of the end of the fiscal year to which such Net Operating Loss relates, such Net Operating Loss shall not be allocated to such Restricted Partner and instead shall be allocated to the other Partner(s) (hereinafter, the "Permitted Partners") pro rata in accordance with their relative Percentage Interests.

(d) Adjustment of Percentage Interests Upon Conversion of Convertible Preferred Stock to Common Stock. Upon the conversion of any Series A Preferred Stock to Common Stock of the General Partner, the Percentage Interests of the Partners shall be adjusted in accordance with the provisions of Article IV of the Partnership Agreement as if, on the date of such conversion, the General Partner had made an additional Capital Contribution to the Partnership in an amount equal to the number of shares of Common Stock issued as a result of such conversion multiplied by the fair market value of such shares on the date of conversion, and provided that in calculating such adjustments, the General Partner shall be deemed not to have incurred any expenses in connection with raising the funds used to make such additional Capital Contribution.

2. Allocation of Net Property Gain and Net Property Loss.

After the allocation of Net Operating Income or Net Operating Loss has been made pursuant to Section 1 above, Net Property Gain and Net Property Loss shall be allocated as follows:

(a) Net Property Gain. Except as otherwise provided herein, Net Property Gain for any fiscal year or other applicable period shall be allocated in the following order and priority:

(1) First, to the Partners, until the cumulative Net Property Gain allocated pursuant to this subparagraph 2(a)(1) for the current and all prior periods equals the cumulative Net Property Loss allocated pursuant to subparagraph 2(b)(2) hereof for all prior periods, among the Partners in the same ratio and reverse order that such Net Property Loss was allocated to the Partners pursuant to subparagraph 2(b)(2) hereof (and, in the event of a shift of a Partner's interest in the Partnership, to the Partners in a manner that most equitably reflects the successors in interest to the Partners).

(2) Thereafter, the balance of the Net Property Gain, if any, shall be allocated to the Partners in accordance with their respective Percentage Interests.

(b) Net Property Loss. Except as otherwise provided herein, Net Property Loss of the Partnership for each fiscal year or other applicable period shall be allocated as follows:

(1) To the Partners in accordance with their respective Percentage Interests.

(2) Notwithstanding subparagraph 2(b)(1) hereof, to the extent any Net Property Loss allocated to a Partner under subparagraph 2(b)(1) hereof or this subparagraph 2(b)(2) would cause such Partner (hereinafter, a "Restricted Partner") to have an Adjusted Capital Account Deficit as of the end of the fiscal year to which such Net Property Loss relates, such Net Property Loss shall not be allocated to such Restricted Partner and instead shall be allocated to the other Partner(s) (hereinafter, the "Permitted Partners") pro rata in accordance with their relative Percentage Interests.

(c) Notwithstanding Sections 2(a) and (b) above, on any date on which any Series A Preferred Stock, any Series B Preferred Stock, any Series C Preferred Stock, any Series D Preferred Stock, any Series E Preferred Stock, any Series F Preferred Stock, any Series B Preferred Unit, any Series C Preferred Unit, any Series D Preferred Unit or any Series E Preferred Unit (or other Preferred Stock or other Preferred Units) is outstanding, Net Property Gain and Net Property Loss shall be allocated as follows:

(1) Net Property Gain for any fiscal year or other applicable period shall be allocated in the following order and priority:

(i) First, to the Partners, until the cumulative Net Property Gain allocated pursuant to this subparagraph 2(c)(1)(i) for the current and all prior periods equals the cumulative Net Property Loss allocated pursuant to subparagraphs 2(c)(2)(iii) and (iv) hereof for all prior periods, among the Partners in the same ratio and reverse order that such Net Property Loss was allocated (and, in the event of a shift of a Partner's interest in the Partnership, to the Partners in a manner that most equitably reflects the successors in interest to such Partners);

(ii) Second, to the General Partner, until the cumulative Net Property Gain allocated pursuant to this subparagraph 2(c)(1)(ii) for the current and all prior periods equals the cumulative Net Property Loss allocated pursuant to subparagraph 2(c)(2)(ii) hereof for all prior periods;

(iii) Third, on a pari passu basis, to (A) the General Partner until the sum of (x) the total cumulative amount of Net Operating Income allocated to the General Partner under Section 1(c)(1)(iii) for the current and all prior periods plus (y) the total cumulative amount of Net Property Gain allocated pursuant to this subparagraph 2(c)(1)(iii) equals the total amount of dividends paid on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock (and other Preferred Stock) as of or prior to the date of such allocation plus the total amount of accrued but unpaid dividends on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock (and other Preferred Stock) as of such date; (B) to the holders of Series B Preferred Units until the sum of (x) the total cumulative amount of Net Operating Income allocated to the holders of the Series B Preferred Units under Section 1(c)(l)(iii) for the current and all prior periods plus (y) the total cumulative amount of Net Property Gain allocated pursuant to this subparagraph 2(c)(1)(iii) to the holders of the Series B Preferred Units equal the total amount of Priority Return paid on the Series B Preferred Units as of or prior to the date of such allocation plus the total amount of accrued but unpaid Priority Return on the Series B Preferred Units; (C) to the holders of Series C Preferred Units until the sum of (x) the total cumulative amount of Net Operating Income allocated to the holders of the Series C Preferred Units under Section 1(c)(1)(iii) for the current and all prior periods plus (y) the total cumulative amount of Net Property Gain allocated pursuant to this subparagraph 2(c)(1)(iii) to the holders of the Series C Preferred Units equals the total amount of Priority Return paid on the Series C Preferred Units as of or prior to the date of such allocation plus the total amount of accrued but unpaid Priority Return on the Series C Preferred Units; (D) to the holders of Series D Preferred Units until the sum of (x) the total cumulative amount of Net Operating Income allocated under Section 1(c)(1)(iii) for the current and all prior periods plus (y) the cumulative amount of Net Property Gain allocated pursuant to this subparagraph 2(c)(1)(iii) to the holders of the Series D Preferred Units equals the total amount of Priority Return paid on the Series D Preferred Units as of or prior to the date of such allocation plus the total amount of accrued but unpaid Priority Return on the Series D Preferred Units; (E) to the holders of Series E Preferred Units until the sum of (x) the total cumulative amount of Net Operating Income allocated under Section 1(c)(1)(iii) for the current and all prior periods plus (y) the cumulative amount of Net Property Gain allocated pursuant to this subparagraph 2(c)(1)(iii) to the holders of the Series E Preferred Units equals the total amount of Priority Return paid on the Series E Preferred Units as of or prior to the date of such allocation plus the total amount of accrued but unpaid Priority Return on the Series E Preferred Units.

(iv) Thereafter, the balance of the Net Property Gain, if any, shall be allocated to the Partners in accordance with their respective Percentage Interests.

(2) Net Property Loss of the Partnership for each fiscal year or other applicable period shall be allocated as follows:

(i) First, to the Partners in accordance with their respective Percentage Interests until the Capital Account balances of the Limited Partners (not including the holders of the Series B Preferred Units, the Series C Preferred Units, the Series D Preferred Units and the Series E Preferred Units) are reduced to zero (for purposes of this calculation, such Partners' share of Partnership Minimum Gain shall be added back to their Capital Accounts);

(ii) Second, on a pari passu basis, to (A) the General Partner until its Capital Account balance has been reduced to zero (for purposes of this calculation, such Partner's share of Partnership Minimum Gain shall be added back to its Capital Account); (B) to the holders of Series B Preferred Units until their Capital Account balances have been reduced to zero (for purposes of this calculation, such Partners' share of Partnership Minimum Gain shall be added back to their Capital Accounts); (C) to the holders of Series C Preferred Units until their Capital Account balances have been reduced to zero (for purposes of this calculation, such Partners' share of Partnership Minimum Gain shall be added back to their Capital Accounts); (D) to the holders of Series D Preferred Units until their Capital Account balances have been reduced to zero (for purposes of this calculation, such Partners' share of Partnership Minimum Gain shall be added back to their Capital Accounts); and (E) to the holders of Series E Preferred Units until their Capital Account balances have been reduced to zero (for purposes of this calculation, such Partners' share of Partnership Minimum Gain shall be added back to their Capital Accounts);

(iii) Thereafter, to the Partners in accordance with their then Percentage Interests;

(iv) Notwithstanding subparagraph 2(c)(2)(iii) hereof, to the extent any Net Property Loss allocated to a Partner under subparagraph 2(c)(2) would cause such Partner (hereinafter, a "Restricted Partner") to have an Adjusted Capital Account Deficit as of the end of the fiscal year to which such Net Property Loss relates, such Net Property Loss shall not be allocated to such Restricted Partner and instead shall be allocated to the other Partner(s) (hereinafter, the "Permitted Partners") pro rata in accordance with their relative Percentage Interests.

(d) Special Allocation to Holders of Series Z Incentive Units.

(1) Subject only to the provisions of Section 2(c)(1)(iii) but notwithstanding any other provision of this Section 2, in the year in which the Partnership sells or otherwise disposes of all or substantially all of its assets in a single transaction or a series of related transactions, Net Property Gain shall first be allocated to the holders of the Series Z Incentive Units pro rata in proportion to the number of such Series Z Incentive Units outstanding, until the Capital Account balance attributable to each such Series Z Incentive Unit is equal to (A) the aggregate Capital Account balance attributable to the Common Units outstanding (including any other Partnership Units convertible into Common Units) divided by (B) the number of such Common Units outstanding. If Net Property Gain is insufficient to make the full allocation provided in the preceding sentence, then, in lieu of such special allocation of Net Property Gain provided in the preceding sentence, items of gross capital gain shall be allocated to the holders of Series Z Incentive Units, and, if such gross items are insufficient to make the full required allocation, items of gross capital loss shall be allocated pro rata with respect to such Common Units. The allocations pursuant to this paragraph (d) shall be made after the allocation of Net Operating Income or Net Operating Loss for the applicable period in which such sale or other disposition occurs. For purposes of this clause (1) of this Section 2(d) "all or substantially all" means assets representing not less than 95% of the aggregate fair market value of the Partnership's assets.

(2) Notwithstanding anything herein to the contrary, for the 12-month period following the occurrence of a Change of Control (A) Net Operating Loss and Net Property Loss, if any, shall be allocated pursuant to Section 1(b) or 1(c)(2), as applicable, or Section 2(b) or 2(c)(2), as applicable, as if the Percentage Interest of each Series Z Partner were zero, and (B) with respect to each Series Z Partner at the earlier of (x) the date such Partner makes the election to convert his Series Z Incentive Units pursuant to Section 10.9(b)(i) or (y) the expiration of a period of twelve (12) months after such Change in Control, items of income, gain, deduction and loss shall be allocated so as to cause the Capital Account balance of each such Series Z Partner, and, as soon as possible after the end of such twelve month period, the Capital Account balances of all Partners, to be in the same ratio and amounts as if the allocations required by clause (A) of this Section 2(d)(2) had not been made.

(e) Special Allocation to Holders of Series Z-1 Incentive Units.

(1) Subject only to the provisions of Section 2(c)(1)(iii) but notwithstanding any other provision of this Section 2, in the year in which the Partnership sells or otherwise disposes of all or substantially all of its assets in a single transaction or a series of related transactions, Net Property Gain shall first be allocated to the holders of the Series Z-1 Incentive Units pro rata in proportion to the number of such Series Z-1 Incentive Units outstanding, until the Capital Account balance attributable to each such Series Z-1 Incentive Unit is equal to (A) the aggregate Capital Account balance attributable to the Common Units outstanding (including any other Partnership Units convertible into Common Units) divided by (B) the number of such Common Units outstanding. If Net Property Gain is insufficient to make the full allocation provided in the preceding sentence, then, in lieu of such special allocation of Net Property Gain provided in the preceding sentence, items of gross capital gain shall be allocated to the holders of Series Z-1 Incentive Units, and, if such gross items are insufficient to make the full required allocation, items of gross capital loss shall be allocated pro rata with respect to such Common Units. The allocations pursuant to this paragraph (d) shall be made after the allocation of Net Operating Income or Net Operating Loss for the applicable period in which such sale or other disposition occurs. For purposes of this clause (1) of this Section 2(e) "all or substantially all" means assets representing not less than 95% of the aggregate fair market value of the Partnership's assets.

(2) Notwithstanding anything herein to the contrary, for the 12-month period following the occurrence of a Series Z-1 Change of Control (A) Net Operating Loss and Net Property Loss, if any, shall be allocated pursuant to Section 1(b) or 1(c)(2), as applicable, or Section 2(b) or 2(c)(2), as applicable, as if the Percentage Interest of each Series Z-1 Partner were zero, and (B) with respect to each Series Z-1 Partner at the earlier of (x) the date such Partner makes the election to convert his Series Z- 1 Incentive Units pursuant to Section 10.10(b)(i) or (y) the expiration of a period of twelve (12) months after such Series Z-1 Change in Control, items of income, gain, deduction and loss shall be allocated so as to cause the Capital Account balance of each such Series Z-1 Partner, and, as soon as possible after the end of such twelve month period, the Capital Account balances of all Partners, to be in the same ratio and amounts as if the allocations required by clause (A) of this Section 2(e)(2) had not been made.

(f) Definition of Percentage Interest. Solely for purposes of allocating Net Property Gain and Net Property Loss under this Section 2, the Percentage Interest of a Series Z Incentive Unit holder attributable to such Units shall be deemed to be the undivided percentage ownership interest of such holder in the Partnership as determined by dividing (A) the total number of outstanding Series Z Incentive Units owned by such holder by (B) the total number of Partnership Units then outstanding (excluding the Series A Preferred Interest, the Series B Preferred Interest, the Series B Preferred Units, the Series C Preferred Interest, the Series C Preferred Units, the Series D Preferred Interest, the Series D Preferred Units, the Series E Preferred Interest, the Series E Preferred Units and the Series F Preferred Interest). Solely for purposes of allocating Net Property Gain and Net Property Loss under this Section 2, the Percentage Interest of a Series Z-1 Incentive Unit holder attributable to such Units shall be deemed to be the undivided percentage ownership interest of such holder in the Partnership as determined by dividing (A) the total number of outstanding Series Z-1 Incentive Units owned by such holder by (B) the total number of Partnership Units then outstanding (excluding the Series A Preferred Interest, the Series B Preferred Interest, the Series B Preferred Units, the Series C Preferred Interest, the Series C Preferred Units, the Series D Preferred Interest, the Series D Preferred Units, the Series E Preferred Interest, the Series E Preferred Units and the Series F Preferred Interest).

(g) Book-Up and Capital Account Adjustments. On any day on which (i) Series A Preferred Stock (or other Preferred Stock), any series of Preferred Units or Incentive Units are redeemed or converted into Common Stock or Common Units, (ii) Percentage Interests are adjusted in the manner required in subparagraph 1(d), or (iii) in connection with the issuance of the Series Z Incentive Units or the Series Z-1 Incentive Units, the Partnership shall adjust the Gross Asset Values of all Partnership assets to equal their respective gross fair market values and shall allocate the amount of such adjustment as Net Property Gain or Net Property Loss pursuant to Section 2(c) hereof, provided, however, that if no Series A Preferred Stock (or other Preferred Stock) is outstanding after such redemption or conversion, such Net Property Gain or Net Property Loss shall be allocated in such a manner that after such allocation the Capital Accounts of the Partners are in proportion to their Percentage Interests.

3. Special Allocations.

Notwithstanding any provision of Sections 1 and 2 of this Exhibit E, the following special allocations shall be made in the following order:

(a) Minimum Gain Chargeback (Nonrecourse Liabilities). If there is a net decrease in Partnership Minimum Gain for any Partnership fiscal year (except as a result of conversion or refinancing of Partnership indebtedness, certain capital contributions or revaluation of the Partnership property as further outlined in Regulation Sections 1.704-2(d)(4), (f)(2) or (f)(3)), each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to that Partner's share of the net decrease in Partnership Minimum Gain. The items to be so allocated shall be determined in accordance with Regulation Section 1.704- 2(f). This paragraph 3(a) is intended to comply with the minimum gain chargeback requirement in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this paragraph 3(a) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant hereto.

(b) Minimum Gain Attributable to Partner Nonrecourse Debt. If there is a net decrease in Minimum Gain Attributable to Partner Nonrecourse Debt during any fiscal year (other than due to the conversion, refinancing or other change in the debt instrument causing it to become partially or wholly nonrecourse, certain capital contributions, or certain revaluations of Partnership property as further outlined in Regulations Sections 1.704-2(i)(4), each Partner shall be specially allocated Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to that Partner's share of the net decrease in the Minimum Gain Attributable to Partner Nonrecourse Debt. The items to be so allocated shall be determined in accordance with Regulation Section 1.704-2(i)(4) and (j)(2). This paragraph 3(b) is intended to comply with the minimum gain chargeback requirement with respect to Partner Nonrecourse Debt contained in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this paragraph 3(b) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant hereto.

(c) Qualified Income Offset. In the event a Limited Partner unexpectedly receives any adjustments, allocations or distributions described in Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5), or (6), and such Limited Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the Adjusted Capital Account Deficit as quickly as possible. This paragraph 3(c) is intended to constitute a "qualified income offset" under Regulation Section 1.704- 1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

(d) Nonrecourse Deductions. Nonrecourse Deductions for any fiscal year or other applicable period shall be allocated to the Partners in accordance with their respective Percentage Interests.

(e) Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any fiscal year or other applicable period shall be specially allocated to the Partner that bears the economic risk of loss for the debt (i.e., the Partner Nonrecourse Debt) in respect of which such Partner Nonrecourse Deductions are attributable (as determined under Regulation Section 1.704-2(b)(4) and (i)(1)).

(f) Curative Allocations. The allocations set forth in paragraphs (a)-(e) and Section 1(b)(2), Section 1(c)(2)(iv), Section 2(b)(2) and Section 2(c)(2)(iv), (the "Regulatory Allocations") are intended to comply with the requirements of Treasury Regulations Sections 1.704-1 (b) and 1.704-2. Notwithstanding any other provisions of Sections 1 and 2, the Regulatory Allocations shall be taken into account in allocating other items of income, gain, deduction and loss among the Partners so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Partner shall be equal to the net amount that would have been allocated to each such Partner if the Regulatory Allocations had not occurred. This paragraph (f) shall be interpreted and applied in such a manner and to such extent as is reasonably necessary to eliminate, as quickly as possible, permanent economic distortions that would otherwise occur as a consequence of the Regulatory Allocations in the absence of this paragraph (f).

4. Tax Allocations.

(a) Generally. Subject to paragraphs 4(b) and (c) hereof, items of income, gain, loss, deduction and credit to be allocated for income tax purposes (collectively, "Tax Items") shall be allocated among the Partners on the same basis as their respective book items.

(b) Sections 1245/1250 Recapture. If any portion of gain form the sale of property is treated as gain which is ordinary income by virtue of the application of Code Section 1245 or 1250 ("Affected Gain"), then (A) such Affected Gain shall be allocated among the Partners in the same proportion that the depreciation and amortization deductions giving rise to the Affected Gain were allocated and (B) other Tax Items of gain of the same character that would have been recognized, but for the application of Code Sections 1245 and/or 1250, shall be allocated away from those Partners who are allocated Affected Gain pursuant to Clause (A) so that, to the extent possible, the other Partners are allocated the same amount, and type, of capital gain that would have been allocated to them had Code Sections 1245 and/or 1250 not applied; provided, however, that the net amount of Tax Items allocated to each Partner shall be the same as if this paragraph 4(b) did not exist. For purposes hereof, in order to determine the proportionate allocations of depreciation and amortization deductions for each fiscal year or other applicable period, such deductions shall be deemed allocated on the same basis as Net Property Gain and Net Property Loss for such respective period.

(c) Allocations Respecting Section 704(c) and Revaluations. If any Partnership property is subject to Code Section 704(c) or is reflected in the Capital Accounts of the Partners and on the books of the Partnership at a book value that differs from the adjusted tax basis of such property, then the tax items with respect to such property shall, in accordance with the requirements of Regulations Section 1.704-1(b)(4)(i), be shared among the Partners in a manner that takes account of the variation between the adjusted tax basis of the applicable property and its book value in the same manner as variations between the adjusted tax basis and fair market value of property contributed to the Partnership are taken into account in determining the Partners' share of tax items under Code Section 704(c). The General Partner is authorized to choose any reasonable method permitted by the Regulations pursuant to Code Section 704(c), including the "remedial allocation" method, the "curative allocation" method and the traditional method; provided that the General Partner agrees to use reasonable efforts to minimize the amount of taxable income in excess of book income allocated to the holders of the Series B Preferred Units, the Series C Preferred Units, the Series D Preferred Units and the Series E Preferred Units.

(d) Code Section 752 Specification. Pursuant to Regulations Section 1.752-3, the Partners' interest in Partnership profits for purposes of determining the Partners' shares of excess nonrecourse liabilities shall be their Percentage Interests.